Employee benefit expenses	12 Months Ended
Dec. 31, 2017
Employee benefit expenses
Employee benefit expenses

27Employee benefit expenses

Accounting policy

(i)Profit sharing

A provision is recorded to recognize the expenses related to employee profit sharing. This provision is calculated based on the qualitative and quantitative targets established by management and are recorded as “Employee benefits” in the income statement.

(ii)Share-based payments

The subsidiary NEXA PERU operates a cash-settled, share-based compensation plan, under which the company gives certain executives a package of equity instruments (options) as consideration for services received, which is based on the value of equity instruments (“Phantom options”) of the NEXA PERU.

The cost of the cash settled share-based payments plan is initially measured at fair value as at the grant date using the Black-Scholes financial model. This fair value is accrued over the period until the vesting date, with the recognition of the liability. The liability is measured again at fair value at each reporting date, and it is reported up to and including the settlement date, with changes in fair values recognized as expenses of employee benefits in the income statement.

The purpose of such incentive plan is to align a portion of the compensation of the company’s senior executives with the evolution of the NEXA PERU’s market value.

(a)Analysis

	2017	2016	2015
Direct remuneration	146,766	126,570	112,072
Social charges	76,677	66,863	60,761
Benefits	54,842	40,322	30,043

	278,285	233,755	202,876

For the year ended December 31, 2017, the average staff headcount was 5,643 (2016: 5,561).